STARBOARD INVESTMENT TRUST

Rx Tax Advantaged Fund

Prospectus Supplement
June 22, 2015
This supplement to the prospectus dated February 27, 2015 for Rx Tax Advantaged Fund, a series of the Starboard Investment Trust, updates the prospectus to include additional information as described below.  For further information, please contact the Fund toll-free at 1-800-773-3863.  You may obtain additional copies of the prospectus and statement of additional information, free of charge, by writing to the Fund at Post Office Box 4365, Rocky Mount, North Carolina 27803 or calling the Fund toll-free at the number above.
This supplement is to notify shareholders, prospective investors, and other interested parties that the previously announced liquidation of the Rx Tax Advantaged Fund has been delayed until July 31, 2015.  The Fund's Board of Trustees determined that the delayed dissolution and liquidation of the Fund is in the best interests of the Fund and its shareholders.  The Fund has ceased the sale of new shares and will no longer accept purchase orders.  The Fund will accept redemption orders until July 31, 2015.
This will be considered a sale of Fund shares and shareholders should consult with their own tax advisors to ensure its proper treatment on their income tax returns.  In addition, shareholders invested through an individual retirement account or other tax-deferred account should consult their own tax advisors regarding the reinvestment of these assets.
Shareholders may direct any questions about their account to the Fund at 1-800-773-3863.

Investors Should Retain This Supplement For Future Reference